UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2005
_____________________
Commission file number	Exact name of Registrant as specified in its charter, Address and Telephone number	IRS Employer Identification No.
1-14766	Berkshire Energy Resources Retirement Savings Plan for Union Employees 115 Cheshire Road Pittsfield, Massachusetts 01201 (800) 292-5019	04-3408946
1-14766	Berkshire Energy Resources Retirement Savings Plan 115 Cheshire Road Pittsfield, Massachusetts 01201 (800) 292-5019	04-3408946
1-14766	Central Maine Power Company Employee Savings and Investment Plan for Union Employees 83 Edison Drive Augusta, Maine 04336 (207) 623-3521	01-0042740
1-14766	Central Maine Power Company Employee Savings and Investment Plan for Non-Union Employees 83 Edison Drive Augusta, Maine 04336 (207) 623-3521	01-0042740
1-14766	Connecticut Natural Gas Corporation Union Employee Savings Plan P. O. Box 1500 Hartford, Connecticut 06144-1500 (860) 727-3000	06-0383860
1-14766	Connecticut Natural Gas Corporation Employee Savings Plan P. O. Box 1500 Hartford, Connecticut 06144-1500 (860) 727-3000	06-0383860
1-14766	New York State Electric & Gas Corporation Tax Deferred Savings Plan for Hourly Paid Employees P.O. Box 3287 Ithaca, New York 14852-3287 (607) 762-7200	15-0398550
1-14766	New York State Electric & Gas Corporation Tax Deferred Savings Plan for Salaried Employees P.O. Box 3287 Ithaca, New York 14852-3287 (607) 762-7200	15-0398550
1-14766	The Southern Connecticut Gas Company Target Plan 855 Main Street Bridgeport, Connecticut 06604 (800) 860-3309	06-0835501

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

     (a)  Previous Independent Registered Public Accounting Firm

     On April 7, 2005, the following employee benefit plans (the Plans) maintained by subsidiaries of Energy East Corporation (the Company) dismissed PricewaterhouseCoopers LLP (PricewaterhouseCoopers) as their independent registered public accounting firm:

  Berkshire Energy Resources Retirement Savings Plan for Union Employees;
  Berkshire Energy Resources Retirement Savings Plan;
  Central Maine Power Company Employee Savings and Investment Plan for Union Employees;
  Central Maine Power Company Employee Savings and Investment Plan for Non-Union Employees;
  Connecticut Natural Gas Corporation Union Employee Savings Plan;
  Connecticut Natural Gas Corporation Employee Savings Plan;
  New York State Electric & Gas Corporation Tax Deferred Savings Plan for Hourly Paid Employees;
  New York State Electric & Gas Corporation Tax Deferred Savings Plan for Salaried Employees; and
  The Southern Connecticut Gas Company Target Plan.

     The Company continues to engage PricewaterhouseCoopers as its independent registered public accounting firm. The decision to change the independent registered public accounting firm was approved by the Audit Committee of the Company.

     The reports of PricewaterhouseCoopers on the financial statements of the Plans for the years ended December 31, 2003 and 2002, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. During the years ended December 31, 2003 and 2002, and through April 7, 2005, there have been no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference thereto in their reports on the financial statements for such years. During the years ended December 31, 2003 and 2002, and through April 7, 2005, there were no "reportable events," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     A copy of the foregoing disclosures was provided to PricewaterhouseCoopers prior to the date of the filing of this report. PricewaterhouseCoopers has furnished the Plans a copy of its letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. A copy of PricewaterhouseCoopers' letter, dated April 12, 2005, is filed as Exhibit 16 to this Form 8-K.

     (b)  New Independent Registered Public Accounting Firm

     On April 7, 2005, each of the Plans engaged the professional audit services of Baker Newman Noyes, LLC, an independent registered public accounting firm, to audit its financial statements for the year ended December 31, 2004. During the years ended December 31, 2003 and 2002, and through April 7, 2005, none of the Plans consulted with Baker Newman Noyes, LLC, regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits
	16 -	Letter from PricewaterhouseCoopers, dated April 12, 2005, to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: April 13, 2005

Berkshire Energy Resources Retirement Savings Plan for Union Employees;

Berkshire Energy Resources Retirement Savings Plan;

Central Maine Power Company Employee Savings and Investment Plan for Union Employees;

Central Maine Power Company Employee Savings and Investment Plan for Non-Union Employees;

Connecticut Natural Gas Corporation Union Employee Savings Plan;

Connecticut Natural Gas Corporation Employee Savings Plan;

New York State Electric & Gas Corporation Tax Deferred Savings Plan for Hourly Paid Employees;

New York State Electric & Gas Corporation Tax Deferred Savings Plan for Salaried Employees; and

The Southern Connecticut Gas Company Target Plan

By:  /s/Robert D. Kump
           Robert D. Kump
           Committee Member for
           each of the above Plans